UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): May 13, 2003

EQUINIX, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-31293	77-0487526
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

301 Velocity Way, Fifth Floor

Foster City, CA 94404

(650) 513-7000

(Addresses, including zip code, and telephone numbers,

including area code, of principal executive offices)

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)	EXHIBITS.

99.1	Press Release of Equinix, Inc. dated May 13, 2003, furnished in accordance with Item 12 of this Current Report on Form 8-K.

ITEM 9.    REGULATION FD DISCLOSURE

The information contained in this Item 9 of this Current Report is being furnished pursuant to “Item 12. Results of Operations and Financial Condition” in accordance with SEC Release No. 33-8216.

The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

On May 13, 2003, the Company issued a press release announcing its financial results for the quarter ended March 31, 2003. A copy of the press release is attached as Exhibit 99.1. On May 13, 2003, in connection with the issuance of the press release, the Company will hold a conference call to discuss the press release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUINIX, INC.

DATE:	May 13, 2003	By:	/s/ RENEE F. LANAM
Renee F. Lanam
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Text of Press Release dated May 13, 2003.